UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2021
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2021, the Board of Directors of Centennial Resource Development, Inc. (the “Company”) approved the Centennial Resource Development, Inc. Second Amended and Restated Severance Plan (the “Amended Plan”). Under the Amended Plan, all of the Company’s full-time employees, including the named executive officers, are eligible for benefits in connection with a Qualifying Termination of employment following a Change of Control (as such capitalized terms are defined in the Amended Plan). The Amended Plan amends and restates in its entirety the Centennial Resource Development, Inc. Amended and Restated Severance Plan that became effective on October 29, 2019 to increase the cash severance payable to officers that experience a Qualifying Termination following a Change of Control.

Under the Amended Plan, if one of the Company’s named executive officers experiences a Qualifying Termination, the named executive officer is entitled to cash severance in an amount equal to 275% (or, in the case of the Chief Executive Officer, 300%) of the executive officer’s annual base salary, plus 275% (or, in the case of the Chief Executive Officer, 300%) of the average of the actual annual performance bonuses paid to the executive officer in the three full fiscal years prior to the year of termination plus a prorated target bonus for the year of termination. The Amended Plan makes no changes to the healthcare continuation benefits, outplacement benefits or equity treatment benefits that the named executive officers are entitled to receive following a Qualifying Termination, all of which is described in the Company’s 2020 Proxy Statement.

The foregoing description is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Severance Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Vice President, Chief Financial Officer and Assistant Secretary

Date:	February 16, 2021